Exhibit 10.1

SUBSCRIPTION AGREEMENT FOR UNITS

INSTRUCTIONS: To properly complete this Subscription Agreement:
1 All subscribers must complete all boxes on these two face pages.
2 All persons subscribing as an accredited investor under Section 6(c)(i) of this Subscription Agreement must complete and sign Exhibits 1 or 2 (as applicable).
3 All persons subscribing under one or more of the exemptions enumerated in Section 6(c)(ii) of this Subscription Agreement must initial next to the applicable paragraph.
4 All subscribers should return their completed documents, to Kingsway Financial Services Inc., 150 Pierce Road, 6th Floor, Itasca, Illinois, 60143, Attention: Hassan Baqar (hbaqar@kingswayfinancial.com).

TO:        Kingsway Financial Services Inc. (the "Corporation")
The undersigned (hereinafter referred to as the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of units ("Units") set forth below for the aggregate subscription price set forth below (the "Aggregate Subscription Price"), representing a subscription price of US $25.00 per Unit, upon and subject to the terms and conditions set forth in "Terms and Conditions of Subscription for Units of Kingsway Financial Services Inc." attached hereto (together with the face pages and the attached Schedules A, B, C, D, E and F and Exhibits 1 and 2, the "Subscription Agreement"). Each Unit will consist of (i) one class A preferred share, series 1 in the capital of the Corporation (a "Series 1 Share") and (ii) 6.25 common share class C purchase warrants (each a "Warrant"). Beginning on September 16, 2016, each Warrant will entitle the Subscriber to purchase one common share in the capital of the Corporation (a "Warrant Share") at a price of $5.00 per Warrant Share at any time prior to 5:00 p.m. (Toronto time) on September 15, 2023. A summary of the terms of the Series 1 Shares and Warrants is set forth in Schedule A. Upon their issuance, each Unit shall be immediately severable into its constituent Series 1 Share and Warrant.

____________________________________________

(Name of Subscriber - please print)

By: ________________________________________

     (Authorized signature)

____________________________________________

(Official Capacity or Title - please print)

____________________________________________

(Please print name of individual whose signature appears above if different than the name of the Subscriber printed above.)

____________________________________________

(Subscriber's Residential Address)

____________________________________________

____________________________________________

(Telephone Number)

____________________________________________

(E-Mail Address)
Number of Units:

Aggregate Subscription Price: (No. of Units x US$25.00 per Unit)

Disclosed Beneficial Purchase Information:

If the Subscriber is signing as agent for a principal pursuant to section 3(e)(i) of this Subscription Agreement (the "Disclosed Beneficial Purchaser"), complete the following and ensure that Exhibit 1 is completed on behalf of such Disclosed Beneficial Purchaser or initial the applicable paragraph (ii) of section 3(d) of this Subscription Agreement on behalf of such Disclosed Beneficial Purchaser:

________________________________________
(Name of Disclosed Beneficial Purchaser)

________________________________________
(Disclosed Beneficial Purchaser's Residential Address and Telephone Number)

Register the Units as set forth below:

____________________________________________

(Name)

____________________________________________

(Account reference, if applicable)

____________________________________________

(Address)

____________________________________________

Deliver the Units as set forth below:

______________________________________
(Name)

______________________________________
(Account reference, if applicable)

______________________________________
(Contact Name)

______________________________________
(Address)

______________________________________

Subscriber's Present Holdings:
The Subscriber represents that securities of the Corporation presently owned (beneficially, directly or indirectly) by the Subscriber (or the Disclosed Beneficial Purchaser, if applicable) or over which the Subscriber (or the Disclosed Beneficial Purchaser, if applicable) exercises control or direction, are as follows (please indicate "nil" if you (or the Disclosed Beneficial Purchaser, if applicable) do not currently own or control any securities of the Corporation):

Type of Securities Presently Owned	Number or Amount

ACCEPTANCE: The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.
_____________________________________, 20___

KINGSWAY FINANCIAL SERVICES INC. By: _________________________________

TERMS AND CONDITIONS OF SUBSCRIPTION FOR
UNITS OF KINGSWAY FINANCIAL SERVICES INC.
Terms of the Offering

1.
The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that this subscription is subject to rejection, acceptance or allotment by the Corporation in whole or in part.

2.
The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the Units subscribed for by it hereunder form part of a larger issuance and sale by the Corporation of up to 262,876 Units, for aggregate proceeds of up to US$6,571,900 (the "Offering"), but that completion of the Offering is not subject to the Corporation receiving any minimum amount of subscriptions.

3.	For the purposes of this Subscription Agreement, the “Payment Time” shall be 3:00 p.m. on December 19, 2013 or such other time as is established by the Corporation.

4.
At or prior to the Payment Time, the funds representing the Aggregate Subscription Price shall be transferred by the Subscriber to Computershare Trust Company of Canada, in trust, in accordance with the payment instructions set out in Schedule D, for the purposes of depositing the funds representing the Aggregate Subscription Price into escrow, and the Aggregate Subscription Price will be held by Computershare Trust Company of Canada as escrow agent (the “Escrow Agent”), in accordance with an escrow agreement (substantively in the form set out as Schedule E) to be entered into among the Escrow Agent, the Corporation and the Subscriber (the “Escrow Agreement”). Such funds shall be held by the Escrow Agent in accordance with the Escrow Agreement until the receipt by the Escrow Agent of a notice from the Corporation in the form set out in the Escrow Agreement (the “Escrow Release Notice”) confirming that the condition precedent to the release by the Escrow Agent of the funds representing the Aggregate Subscription Price to the Corporation has been satisfied (the “Escrow Release Condition”).

5.
Subject to, and forthwith after, the satisfaction or waiver of the Escrow Release Condition, the funds representing the Aggregate Subscription Price will be released by the Escrow Agent to the Corporation, pursuant to the Escrow Agreement, and the Corporation shall issue the Series 1 Shares and Warrants comprising the Units (the date on which such issuance occurs, the “Closing Date”) and deliver to the Subscriber, in accordance with the instructions set out on the face page of this Subscription Agreement, the certificates representing such securities.

Representations, Warranties and Covenants of the Subscriber

6.
The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants and covenants to the Corporation (and acknowledges that the Corporation and its counsel, are relying thereon) that both at the date hereof and at the Closing Time (as defined herein):

(a)
it has been independently advised as to restrictions with respect to trading in the Series 1 Shares and Warrants comprising the Units and, if applicable, the common shares in the capital of the Corporation issuable upon the conversion of such Series 1 Shares in accordance with its terms (each a "Common Share") and the Warrant Shares, imposed by applicable securities laws, confirms that no representation (written or oral) has been made to it by or on behalf of the Corporation with respect thereto, acknowledges that it is aware of the characteristics of such Series 1 Shares and Warrants or, if applicable, the Common Shares issuable upon the conversion of the Series 1 Shares or the Warrant Shares, the risks relating to an investment therein and of the fact that it may not be able to resell such Series 1 Shares or Warrants or, if applicable, the Common Shares issuable upon the conversion of the Series 1 Shares or the Warrant Shares except in accordance with limited exemptions under applicable securities laws and regulatory policy until expiry of the applicable restricted period and compliance with the other requirements of applicable law; and it agrees that, in addition to any further legend which may be required by the Toronto Stock Exchange, any certificates representing the Series 1 Shares and Warrants comprising the Units and, if applicable, the Common Shares or the Warrant Shares, may bear the following legends indicating that the resale of such securities is restricted:
"Unless permitted under securities legislation, the holder of this security must not trade the security before [Insert date that is 4 months and a day after expected Closing Date]."
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND ANY OTHER APPLICABLE SECURITIES LAWS, UNLESS THE HOLDER SHALL HAVE OBTAINED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”
and the Subscriber further acknowledges that it has been advised to consult its own legal counsel in its jurisdiction of residence for full particulars of the resale restrictions applicable to it;

(b)
it has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, any prospectus, sales or advertising literature, or any other document (other than an annual report, annual information form, interim report, information circular or any other continuous disclosure document, the content of which is prescribed by statute or regulation) describing or purporting to describe the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist them in making an investment decision in respect of the Units;

(c)
it understands that the Units are being offered for sale only on a "private placement" basis and that the sale and delivery of the Units is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or delivery of an offering memorandum or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum and, as a consequence (i) the Subscriber is restricted from using most of the civil remedies available under securities legislation, (ii) the Subscriber may not receive information that would otherwise be required to be provided to it under securities legislation, and (iii) the Corporation is relieved from certain obligations that would otherwise apply under securities legislation;

(i)
it is an "accredited investor", as such term is defined in National Instrument 45-106 entitled "Prospectus and Registration Exemptions" ("NI 45-106") promulgated under Canadian securities legislation, it was not created and is not being used solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" in NI 45-106 and has concurrently executed and delivered a Representation Letter in the form attached to this Subscription Agreement as Exhibit 1 and specifically represents and warrants that one or more of the categories set forth in Appendix A attached to the Representation Letter correctly, and in all respects, describes the Subscriber, and will describe the Subscriber as at the Closing Date, and the Subscriber has so indicated by initialling next to the category in such Appendix A which so describes it; or

(ii)	it is one of the following and the Subscriber has so indicated by initialling next to the applicable paragraph below:

________	(I)
an employee, "executive officer", "director" or "consultant" (as such terms are defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of the Corporation and participation in the distribution is "voluntary", meaning it is not induced to participate in the distribution by expectation of employment or continued employment with, appointment or continued appointment with, or engagement to provide services or continued engagement to provide services to, as applicable, the Corporation or a "related entity" (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) or in the case of an employee to a consultant, expectation of employment or continued employment with such consultant;

________	(II)
an employee, "executive officer", "director" or "consultant" of a "related entity" (as such terms are defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of the Corporation and participation in the trade is voluntary (as defined above); or

________	(III)
a "permitted assign" (as such term is defined in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement) of a person referred to in paragraphs (I) or (II) and participation in the trade is voluntary (as defined above); and

(d)
if the Subscriber is resident in or otherwise subject to applicable securities laws in Canada and is not purchasing as principal, it is duly authorized to enter into this Subscription Agreement and to execute and deliver all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Units, it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Units for whom it may be acting, and it and each beneficial purchaser is resident in the jurisdiction set out as the "Subscriber's Residential Address" or the "Disclosed Beneficial Purchaser's Residential Address", as applicable, and the Subscriber is either:

(i)
deemed to be purchasing as principal under NI 45-106 because it is an "accredited investor" as such term is defined in paragraphs (p) or (q) of the definition of "accredited investor" in NI 45-106 and reproduced in Appendix A to Exhibit 1 of this Subscription Agreement (provided, however, that it is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada) and has concurrently executed and delivered a Representation Letter in the form attached hereto as Exhibit 1 and has initialled Appendix A thereto indicating that the Subscriber satisfies one of the categories of "accredited investor" set out in paragraphs (p) or (q) of Appendix A thereto;

(e)	it acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;

(ii)	there is no government or other insurance covering the Units;

(iii)	there are risks associated with the purchase of the Units;

(iv)	neither the Series 1 Shares nor the Warrants are listed for trading on any stock exchange;

(v)
there are restrictions on the Subscriber's ability to resell the Units and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Units; and

(vi)
the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person or company registered to sell securities under the Securities Act (Alberta), the Securities Act (British Columbia) and the Securities Act (Ontario) and other applicable securities laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Act (Alberta), the Securities Act (British Columbia) and the Securities Act (Ontario and other applicable securities laws, including statutory rights of rescission or damages, will not be available to the Subscriber; and

(vii)
the certificates representing the Series 1 Shares and Warrants comprising the Units will be endorsed with a legend stating that such securities will be subject to restrictions on resale in accordance with applicable securities legislation;

(f)
the Units have not been offered to the Subscriber (or any person on whose behalf the Subscriber is contracting) in the United States, and any person making the order to purchase the Units and executing and delivering this Subscription Agreement was not in the United States when the order was placed and this Subscription Agreement was executed and delivered, unless such person is a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States signing on behalf of a discretionary account or similar account (other than an estate or trust) held for the benefit or account of a Disclosed Beneficial Purchaser which is not in the United States or a U.S. Person (as described below);

____[check if applicable]

(g)
it is not a U.S. Person (as defined in Regulation S under the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing the Units on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person;

____[check if applicable]

(h)	it has not purchased the Units as a result of any form of directed selling efforts in the United States, as such term is defined in Regulation S under the U.S. Securities Act;

____[check if applicable]

(i)
it is aware that the Series 1 Shares and Warrants comprising the Units have not been registered under the U.S. Securities Act or the securities laws of any state and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration and the applicable laws of all applicable U.S. states and acknowledges that, except pursuant to the registration rights agreement, the Corporation has no present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Units;

(j)
it undertakes and agrees that it will not offer or sell any of the Series 1 Shares or Warrants comprising the Units in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell such Series 1 Shares or Warrants or, if applicable, the Common Shares issuable upon the conversion of the Series 1 Shares or the Warrant Shares issuable upon the exercise of the Warrants, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules;

(k)
it understands and acknowledges that the Corporation (i) is under no obligation to be or to remain a "foreign issuer", as such term is defined in the U.S. Securities Act, (ii) may not, at the time the Subscriber sells the Units or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions that could cause the Corporation not to be a foreign issuer;

(l)
if it is not an individual, it pre-existed the offering of the Units and has a bona fide business purpose other than the investment in the Units and was not created, formed or established solely or primarily to acquire securities, or to permit purchases of securities without a prospectus, in reliance on an exemption from the prospectus requirements of applicable securities legislation;

(m)
if the Subscriber is resident in or otherwise subject to applicable securities laws in the United States, the Subscriber is an "accredited investor" as defined in Rule 501(a) under the U.S. Securities Act. The Subscriber agrees to furnish any additional information requested by the Corporation or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Units. The Subscriber acknowledges that it has completed the investor questionnaire contained in Exhibit 2 and that the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the Subscriber to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(n)
other than consummating the transactions contemplated hereunder, the Subscriber has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Subscriber, executed any purchases or sales, including Short Sales, of the securities of the Corporation during the period commencing as of the time that such Subscriber first received a term sheet (written or oral) from the Corporation or any other person representing the Corporation setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Units covered by this Subscription Agreement. Other than to other persons party to this Subscription Agreement, such Subscriber has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future. “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (but shall not be deemed to include the location and/or reservation of borrowable shares of common stock of the Corporation).

(o)
if it is a corporation, partnership, trust, unincorporated association or other entity, it has the legal capacity to enter into and be bound by this Subscription Agreement and further certifies that all necessary approvals of directors, trustees, fiduciaries, shareholders, partners, stakeholders, holders of voting securities or otherwise have been given and obtained;

(p)	if it is an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto;

(q)
the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber (or any person on whose behalf the Subscriber is contracting), or if the Subscriber (or any person on whose behalf the Subscriber is contracting) is not a natural person, any of such person's charter, bylaws or similar constituent documents, or any agreement to which such person is a party or by which it is bound;

(r)	this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(s)
in the case of a subscription by it for Units acting as agent for a principal, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, such principal;

(t)
it has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Units and is able to, and agrees to, bear the economic risk of loss of its investment or, where it is not purchasing as principal, each beneficial purchaser is able to, and agrees to, bear the economic risk of loss of its investment;

(u)
it acknowledges and agrees that the Corporation makes no representations or warranties with respect to its business or the businesses of its subsidiaries or the transactions contemplated hereby other than those specifically set forth herein and, in making its investment decision, the Subscriber has relied solely upon publicly available information relating to the Corporation (including information available in public filings with the Securities and Exchange Commission) and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation;

(v)	the Units will be acquired by the Subscriber solely for the account of the Subscriber, for investment purposes only and not with a view to the distribution thereof.

(w)
if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Units including, without limitation: (A) this Subscription Agreement; and (B) if the Subscriber, or if applicable, the Disclosed Beneficial Purchaser, is an accredited investor, a Representation Letter in the form attached as Exhibits 1 or 2 hereto (as applicable);

(x)
the acquisition of the Units hereunder by the Subscriber (and each person on whose behalf the Subscriber is contracting) will not result in the Subscriber (or any such person) becoming a "control person" in respect of the Corporation, as defined under applicable securities laws;

(y)
no person has made to the Subscriber (or any person on whose behalf the Subscriber is contracting) any written or oral representations (i) that any person will resell or repurchase the Units (except in accordance with the articles of the Corporation), or (ii) that any person will refund the purchase price of the Units, or (iii) as to the future price or value of the Units;

(z)
the Aggregate Subscription Price which will be advanced by the Subscriber to the Escrow Agent hereunder and pursuant to the Escrow Agreement, will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the "PCMLA") and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber's name and other information relating to this Agreement and the Subscriber's subscription hereunder, on a confidential basis, pursuant to the PCMLA; and to the best of its knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith; and

(aa)
the Subscriber (including any person on whose behalf the Subscriber is contracting) has been encouraged to obtain independent legal, income tax and investment advice with respect to this subscription for Units and accordingly, has had the opportunity to acquire an understanding of the meanings of all terms contained herein relevant to the Subscriber (and each person on whose behalf the Subscriber is contracting) for purposes of giving representations, warranties and covenants under this Subscription Agreement.
Closing

7.
The Subscriber agrees, by not later than the Payment Time, to: (a) deliver this duly completed and executed Subscription Agreement, including Exhibit 1, to the Corporation at Kingsway Financial Services Inc., 150 Pierce Road, 6th Floor, Itasca, Illinois, 60143, Attention: Hassan Baqar, at e-mail: hbaqar@kingswayfinancial.com; and (b) deliver a duly completed and executed Escrow Agreement (and such other documents required in connection therewith) to the Corporation in accordance with (a) above; and (c) transfer the Aggregate Subscription Price to the Escrow Agent in accordance with the payment instructions set out in Schedule D. The Aggregate Subscription Price will be held by the Escrow Agent to be delivered to the Corporation pursuant to the Escrow Agreement.

8.
The sale of the Units pursuant to this Subscription Agreement will be completed at the offices of Norton Rose Fulbright Canada LLP, the Corporation's counsel, in Toronto, Ontario at 8:00 a.m. or such other time as is established by the Corporation (the "Closing Time") on the Closing Date.

9.
The Corporation shall be entitled to rely on an executed copy of this Subscription Agreement delivered via facsimile or electronically (including e-mail), and acceptance by the Corporation of such executed copy of this Subscription Agreement shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. In addition, this Subscription Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same document. If less than a complete copy of this Subscription Agreement is delivered to the Corporation at the Payment Time, the Corporation shall be entitled to assume that the Subscriber accepts and agrees with all of the terms and conditions of this Subscription Agreement on the pages not delivered at the Payment Time unaltered.

General

10.
The Subscriber, on its own behalf and (if applicable) on behalf of others for whom it is contracting hereunder, agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the Subscriber's execution of this Subscription Agreement and as of the Closing Time and will survive the completion of the issuance of the Units. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation and its counsel in determining the eligibility of a purchaser of Units and the Subscriber agrees to indemnify and save harmless the Corporation and its affiliates, shareholders, directors, officers, employees, counsel and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. The Subscriber undertakes to immediately notify the Corporation at Kingsway Financial Services Inc., 150 Pierce Road, 6th Floor, Itasca, Illinois, 60143, Attention: Hassan Baqar, at e-mail: hbaqar@kingswayfinancial.com, of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

11.	The obligations of the parties hereunder are subject to acceptance of the terms of the Offering by the Toronto Stock Exchange and any other required regulatory approvals.

12.
The Subscriber acknowledges that this Subscription Agreement and the Schedules and Exhibits hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which includes, without limitation, determining the Subscriber's eligibility (or that of any Disclosed Beneficial Purchaser) to purchase the Units under applicable securities laws, preparing and registering certificates representing the Units to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. The Subscriber's personal information (and that of any Disclosed Beneficial Purchaser) may be disclosed by the Corporation to (a) stock exchanges or securities regulatory authorities (including the OSC as defined below),

(b) the Corporation's registrar and transfer agent, (c) Canadian tax authorities, and (d) any of the other parties involved in the Offering, including legal counsel, and may be included in closing books in connection with the Offering. By executing this Subscription Agreement, the Subscriber (on its own behalf and on behalf of any Disclosed Beneficial Purchaser for whom it is contracting hereunder) consents to the foregoing collection, use and disclosure of the Subscriber's (and any Disclosed Beneficial Purchaser's) personal information. The Subscriber (on its own behalf and on behalf of any Disclosed Beneficial Purchaser for whom it is contracting hereunder) also consents to the filing of copies or originals of any of the Subscriber's documents delivered in connection with this Subscription Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby and expressly consents to the collection, use and disclosure of the Subscriber's (and any Disclosed Beneficial Purchaser's) personal information by the Toronto Stock Exchange for the purposes identified by such exchange, from time to time. The Subscriber (on its own behalf and on behalf of any Disclosed Beneficial Purchaser for whom it is contracting hereunder) further acknowledges that it has been notified by the Corporation (a) of the requirement to deliver to the Ontario Securities Commission (the "OSC") the full name, residential address and telephone number of the purchaser of the securities, the number and type of securities purchased, the total purchase price, the exemption relied upon and the date of distribution; (b) that this information is being collected indirectly by the OSC under the authority granted to it in securities legislation; (c) that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and (d) that the Administrative Support Clerk can be contacted at Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, or at (416) 593-3684, and can answer any questions about the OSC's indirect collection of this information.

13.
The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the sale of the Units to the Subscriber shall be borne by the Subscriber.

14.
The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Units be drawn up in the English language only. Le soussigné reconnaît par les présentes avoir consenti et exigé que tous les documents faisant foi ou se rapportant de quelque manière à la vente d’actions soient rédigés en anglais seulement.

15.
The contract arising out of this Subscription Agreement and all documents relating thereto is governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of Ontario.

16.	Time is of the essence hereof.

17.
This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof, except in respect of the Aggregate Subscription Price being held in escrow by the Escrow Agent, which will be governed by the Escrow Agreement, and there are no representations, covenants or other agreements relating to the subject matter hereof, except as stated or referred to herein.

18.
The terms and provisions of this Subscription Agreement are binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and assigns; provided that, except for as otherwise herein provided, this Subscription Agreement is not assignable by any party hereto without prior written consent of the other parties.

19.
The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

20.
Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

21.	The invalidity, illegality or unenforceability of any provision of this Subscription Agreement does not affect the validity, legality or enforceability of any other provision hereof.

22.
The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof.

23.	The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

24.	In this Subscription Agreement (including Schedules A, B, C, D, E and F and Exhibits 1 and 2), references to "$" are to United States dollars unless otherwise indicated.

SCHEDULE "A"
KINGSWAY FINANCIAL SERVICES INC. UNIT OFFERING SUMMARY
The following summary of the principal terms of the Offering is qualified in its entirety by reference to the terms and conditions of the Series 1 Shares (attached as Schedule B), the warrant agreement between the Corporation and Computershare Trust Company of Canada (attached as Schedule C) and the Subscription Agreement relating thereto. Prior to making any investment, the forms of such documents should be reviewed carefully. If the terms described in this summary are inconsistent with or contrary to the terms of such documents, such documents will control.
The Offering

Amount to be Raised	US$6,571,900.

Type of Security	Units, each consisting of (i) one Series 1 Share, and (ii) 6.25 Warrants.

Issue Price	US$25.00 per Unit.

Number of Units to be Issued	262,876 Units.

Use of Proceeds
The proceeds shall be used for the repayment of the Corporation’s senior notes due February 1, 2014 (the “Senior Notes”). Proceeds of the Offering will be held in escrow, to be released simultaneously upon the redemption of the Senior Notes.

Preferred Shares

Ranking
The Series 1 Shares will rank senior to all classes and series of the Corporation’s currently outstanding capital stock. The Corporation shall not issue any other preferred shares that rank pari passu or senior to the Series 1 Shares while Series 1 Shares are outstanding.

Future Issuances	The total outstanding Series 1 Shares, including Series 1 Shares issued in this private placement, is limited to US$10 million.

Dividends
The holders of Series 1 Shares will, in priority to any other class or series ranking junior to the Series 1 Shares, be entitled to receive, as and when declared by the directors of the Corporation, fixed, cumulative, preferential cash dividends at a rate of US$1.25 per Series 1 Share per annum, payable in equal quarterly installments. Dividends on outstanding Series 1 Shares will accrue from day to day from the date of issuance of the Series 1 Shares. The cash dividend rate shall be revised to US$1.875 per Series 1 Share per annum on a prospective basis, payable in equal quarterly installments, if the dividend cumulates for a period greater than 30 consecutive months from the date of most recent dividend payment.

Restrictions on Payments
For so long as the Series 1 Shares are outstanding, the Corporation will not, without the Required Approval, (i) declare or pay any cash dividends on shares ranking junior as to the payment of dividends to the Series 1 Shares; (ii) redeem or retire or make any capital distribution on or in respect of any shares ranking junior as to the return of capital to the Series 1 Shares (except out of the net cash proceeds of a substantially concurrent issue of shares ranking junior as to capital to the Series 1 Shares); or (iii) redeem, purchase for cancellation or otherwise retire less than all of the

Series 1 Shares, unless (A) all dividends then payable on the Series 1 Shares then outstanding and on all other shares ranking as to the payment of dividends on a parity with the Series 1 Shares have been declared and paid or monies set apart for payment; and (B) after giving effect to the payment, the realizable value of the assets of the Corporation would not be less than the sum of the liabilities of the Corporation plus the amount that would be required to give effect to the rights of holders of shares (other than the Series 1 Shares) that have a right to be paid, on redemption or liquidation, rateably with or prior to holders of Series 1 Shares plus the amount required to redeem all of the then outstanding Series 1 Shares, all calculated at the date of such redemption, purchase or capital distribution, as the case may be, in accordance with applicable law. For avoidance of doubt, the Corporation will have no restriction on payments made in regards to its outstanding debt securities, options and warrants.
“Required Approval” means approval by a resolution signed by all of the holders of the then outstanding Series 1 Shares or by a resolution passed by the affirmative vote of at least two thirds of the votes cast by the holders of Series 1 Shares voted in respect of such resolution at a meeting of the holders of the Series 1 Shares duly called and held for that purpose in accordance with the by-laws of the Corporation.

Liquidation
In the event of the liquidation, dissolution or winding-up of the Corporation, the holders of Series 1 Shares will be entitled to receive US$25.00 per Series 1 Share, plus accrued but unpaid dividends thereon, whether declared or not, before any amount shall be paid or any assets distributed to holders of shares of the Corporation ranking junior as to the return of capital to the Series 1 Shares. After payment to the holders of Series 1 Shares of the amounts so payable to them, such holders shall not be entitled to share in any further payment in respect of the distribution of the assets of the Corporation.

Mandatory Redemption
The Corporation will redeem all outstanding Series 1 Shares on April 1, 2021 for the price of US$25.00 per Series 1 Share, plus accrued but unpaid dividends thereon, whether or not declared, up to and including the date specified for redemption.

Early Redemption
On and after the date that is two years from the date of issuance of the Series 1 Shares, upon 30 day notice to the holders thereof, the Corporation may redeem all or any part of the then outstanding Series 1 Shares for the price of US$28.75 per Series 1 Share, plus accrued but unpaid dividends thereon, whether or not declared, up to and including the date specified for redemption.

Voting	The holders of Series 1 Shares will not be entitled to receive notice of or to attend any meeting of shareholders of the Corporation and will not be entitled to vote at any such meeting.

Conversion	Each Series 1 Share may be converted into 6.25 shares of common stock, no par value (“Common Shares”), at a conversion price of US$4.00 per Common Share.

Anti-Dilution	The number of Common Shares into which the Series 1 Shares will be convertible will be subject to adjustment in the event of certain stock dividends, subdivisions and consolidations, rights offerings, special distributions, capital reorganizations and reclassifications of Common Shares by the Corporation.

Registration Rights
The holders of Series 1 Shares, after 6 months from issuance, will be entitled to a one-time demand registration of the Series 1 Shares, the Common Shares that may be issued upon conversion of the Series 1 Shares, the Series B Warrants (post exchange, see “Warrant Exchange” below), and Common Shares underlying the Series B Warrants. If at any time after the date of issuance the Corporation proposes to file a registration statement with respect to Common Shares to be issued by the Corporation (other than with respect to shares issued to Corporation employees or in connection with acquisitions), then the holders of Series 1 Shares will have the right to cause the Corporation to include in such registration statement the Common Shares that may be issued upon conversion of the Series 1 Shares and the Common Shares that may be issued upon exercise of Series B Warrants (post exchange), subject to customary underwriters’ cutbacks.

Warrants

Warrant Exercise	Each Warrant will be exercisable for 1 Warrant Share at an exercise price of US$5.00.

Exercise Period	The Warrants will be exercisable beginning on September 16, 2016 and will expire on September 15, 2023.

Redemption	The Warrants will not be redeemable by the Corporation.

Anti-Dilution
The exercise price and number of Warrant Shares purchasable under the Warrants will be subject to proportionate adjustment in the event of any stock splits, stock dividends, reorganizations, recapitalizations in respect of the common stock of the Corporation.

Warrant Exchange
The Warrants will be automatically exchanged for Series B Warrants of the Corporation after receipt of required approvals, including the approval of the holders of the Series B Warrants. The terms of the Series B Warrants are exactly the same as stated for Warrants. The Series B Warrants are listed on the TSX. The Warrants will not be listed on any exchange.

SCHEDULE "B"
CLASS A PREFERRED SHARE, SERIES 1 TERMS AND CONDITIONS

SCHEDULE "C"
WARRANT AGREEMENT

SCHEDULE "D"
PAYMENT INSTRUCTIONS

SCHEDULE "E"
FORM OF ESCROW AGREEMENT

SCHEDULE "F"
FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT 1
REPRESENTATION LETTER
(FOR CANADIAN RESIDENT ACCREDITED INVESTORS)
TO:    Kingsway Financial Services Inc. (the "Corporation")
(Capitalized terms not specifically defined in this Exhibit have the meaning ascribed to them in the Subscription Agreement to which this Exhibit is attached)
In connection with the execution by the undersigned Subscriber of the Subscription Agreement which this Representation Letter forms a part of, the undersigned Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.
the undersigned Subscriber is resident in the jurisdiction set out as the "Subscriber's Residential Address" on the face page of the Subscription Agreement and if the undersigned Subscriber is purchasing as agent for a Disclosed Beneficial Purchaser, the Disclosed Beneficial Purchaser is resident in the jurisdiction set out as the "Disclosed Beneficial Purchaser's Residential Address" on the face page of the Subscription Agreement;

2.
the undersigned Subscriber is either (a) purchasing the Units as principal for its own account, (b) deemed to be purchasing the Units as principal in accordance with section 2.3(2) or (4) of National Instrument 45-106 entitled "Prospectus and Registration Exemptions" ("NI 45-106"), or (c) acting as agent for a Disclosed Beneficial Purchaser who is purchasing the Units as principal for its own account;

3.
the undersigned Subscriber (or if the undersigned Subscriber is purchasing as agent for a Disclosed Beneficial Purchaser, the Disclosed Beneficial Purchaser) is an "accredited investor" within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in Appendix A to this Representation Letter;

4.
the undersigned Subscriber (or if the undersigned Subscriber is purchasing as agent for a Disclosed Beneficial Purchaser, the Disclosed Beneficial Purchaser) was not created, and is not used, solely to purchase or hold securities as an accredited investor as described in paragraph (m) of the definition of "accredited investor" in NI 45-106; and

5.
upon execution of this Representation Letter by the undersigned Subscriber, this Representation Letter, including Appendix A hereto, shall be incorporated into and form a part of the Subscription Agreement.

Dated: ___________________, 20_____.
___________________________________________
Print name of Subscriber
By:    _______________________________________
Signature
___________________________________________
Print name of Signatory (if different from the Subscriber)
___________________________________________
Title

IMPORTANT: PLEASE INITIAL THE APPLICABLE PROVISION(S) IN
APPENDIX A ON THE FOLLOWING PAGES

APPENDIX A
TO EXHIBIT 1
NOTE: PLEASE MARK YOUR INITIALS BESIDE THE APPLICABLE CATEGORY OR CATEGORIES OF "ACCREDITED INVESTOR" TO WHICH YOU BELONG.
Accredited Investor (defined in NI 45-106) means:

________	(a)	a Canadian financial institution, or a Schedule III bank; or
________	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada); or
________	(c)
a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary; or

________	(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador); or

________	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d); or
________	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada; or
________	(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l'île de Montréal or an intermunicipal management board in Québec; or

________	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government; or
________	(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) a pension commission or similar regulatory authority of a jurisdiction of Canada; or
________	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds C$1,000,000; or
________	(k)
an individual whose net income before taxes exceeded C$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded C$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year; or

(Note: if individual accredited investors wish to purchase through wholly-owned holding companies or similar entities, such purchasing entities must qualify under section (t) below, which must be initialled.)

________	(l)	an individual who, either alone or with a spouse, has net assets of at least C$5,000,000; or
________	(m)	a person, other than an individual or investment fund, that has net assets of at least C$5,000,000 as shown on its most recently prepared financial statements; or
________	(n)	an investment fund that distributes or has distributed its securities only to
(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [minimum amount investment] or 2.19 [additional investment in investment funds] of NI 45-106, or
(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [investment fund reinvestment] of NI 45-106; or
________	(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt; or

________	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be; or

________	(q)	a person acting on behalf of a fully managed account managed by that person, if that person
(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
(ii) in Ontario, is purchasing a security that is not a security of an investment fund; or
________	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded; or

________	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function; or
________	(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors (as defined in NI 45-106); or

________	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or
________	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.
For the purposes hereof and the Subscription Agreement:
"affiliate" means an issuer connected with another issuer because

(a)	one of them is the subsidiary of the other, or

(b)	each of them is controlled by the same person;
"bank" means a bank named in Schedule I or II of the Bank Act (Canada);
"Canadian financial institution" means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

"consultant" means for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that

(a)	is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution,

(b)	provides the services under a written contract with the issuer or a related entity of the issuer, and

(c)	spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer and includes

(d)	for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner; and

(e)
for a consultant that is not an individual, an employee, executive officer, or director of the consultant, provided that the individual employee, executive officer, or director spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer;

"control person" has the same meaning as in securities legislation;
"director" means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;
"eligibility adviser" means

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(b)
in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(i)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(ii)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

"executive officer" means, for an issuer, an individual who is

(a)	a chair, vice-chair or president,

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(c)	performing a policy-making function in respect of the issuer;
"financial assets" means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;
"foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;
"founder" means, in respect of an issuer, a person who,

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(b)	at the time of the distribution or trade is actively involved in the business of the issuer;
"fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;
"holding entity" means a person that is controlled by an individual;
"individual" means a natural person, but does not include

(a)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(b)	a natural person in the person's capacity as trustee, executor, administrator or other legal personal representative;
"investment fund" means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an employee venture capital corporation that does not have a restricted constitution, and is registered under Part 2 of the Employee Investment Act (British Columbia), R.S.B.C. 1996 c. 112, and whose business objective is making multiple investments and a venture capital corporation registered under Part 1 of the Small Business Venture Capital Act (British Columbia), R.S.B.C. 1996 c.429 whose business objective is making multiple investments;
"jurisdiction" means a province or territory of Canada except when used in the term "foreign jurisdiction";
"local jurisdiction" means the jurisdiction in which the applicable Canadian securities regulatory authority is situate;
"mutual fund" has the meaning ascribed to it under the securities legislation of the local jurisdiction;
"non-redeemable investment fund" means an issuer,

(a)	whose primary purpose is to invest money provided by its securityholders,

(b)	that does not invest:

(i)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(ii)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(c)	that is not a mutual fund;
"permitted assign" means, for a person that is an employee, executive officer, director or consultant of an issuer or of a related entity of the issuer,

(a)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the person,

(b)	a holding entity of the person,

(c)	a RRSP, RRIF or TFSA of the person,

(d)	a spouse of the person,

(e)	a trustee, custodian, or administrator acting on behalf of, or for the benefit of the spouse of the person,

(f)	a holding entity of the spouse of the person, or

(g)	a RRSP, RRIF or TFSA of the spouse of the person;
"person" includes

(a)	an individual,

(b)	a corporation,

(c)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;
"regulator" means, for the local jurisdiction, the person referred to in Appendix D of National Instrument 14-101 opposite the name of the local jurisdiction;
"related entity" means, for an issuer, a person that controls or is controlled by the issuer or that is controlled by the same person that controls the issuer;
"related liabilities" means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;
"Schedule III bank" means an authorized foreign bank named in Schedule III of the Bank Act (Canada);
"spouse" means an individual who,

(a)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and
"subsidiary" means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.
Control
Other than in respect of the definitions of "holding entity" or "related entity" above, a person (first person) is considered to control another person (second person) if

(a)
the first person beneficially owns or, directly or indirectly, exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and first person holds more than 50% of the interests of the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.
In respect of the definitions of "holding entity" and "related entity" above, a person (first person) is considered to control another person (second person) if the first person, directly or indirectly, has the power to direct the management and policies of the second person by virtue of

(a)	ownership of or direction over voting securities in the second person,

(b)	a written agreement or indenture,

(c)	being the general partner or controlling the general partner of the second person, or

(d)	being a trustee of the second person.
All monetary references in this Exhibit 1 are in Canadian Dollars.

EXHIBIT 2
ACCREDITED INVESTOR QUESTIONNAIRE
(FOR U.S. RESIDENT ACCREDITED INVESTORS)
TO:        Kingsway Financial Services Inc. (the "Corporation")
(Capitalized terms not specifically defined in this Exhibit have the meaning ascribed to them in the Subscription Agreement to which this Exhibit is attached)
In connection with the execution by the undersigned Subscriber of the Subscription Agreement which this Accredited Investor Questionnaire (the “Questionnaire”) forms a part of, the undersigned Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.
the undersigned Subscriber will notify the Corporation immediately of any material change in any statement made in Appendix A hereto occurring prior to the closing of the private placement offering contemplated by the Corporation;

2.
the undersigned Subscriber has such knowledge and experience in financial and business matters that the undersigned Subscriber is capable of evaluating the merits and risks of the prospective investment in the Corporation, and the undersigned Subscriber has the ability to bear the economic risks of the investment;

3.
the undersigned Subscriber has had the opportunity to receive adequate information concerning the legal, business and financial conditions of the Corporation to make an informed decision regarding an investment in the Corporation;

4.
the undersigned Subscriber understands that the Units have not been registered under the Securities Act of 1933, as amended (the "Act"), and cannot be sold unless subsequently registered under the Act or an exemption from such registration is available; and

5.	upon execution of this Questionnaire by the undersigned Subscriber, this Questionnaire, including Appendix A hereto, shall be incorporated into and form a part of the Subscription Agreement.
Dated:             , 20___.
_________________________________________
Print name of Subscriber
By: ______________________________________
Signature
__________________________________________
Print name of Signatory (if different from the Subscriber)
___________________________________________
Title

IMPORTANT: PLEASE INITIAL THE APPLICABLE PROVISION(S) IN
APPENDIX A ON THE FOLLOWING PAGES

APPENDIX A
TO EXHIBIT 2
NOTE: PLEASE MARK YOUR INITIALS BESIDE THE APPLICABLE CATEGORY OR CATEGORIES OF "ACCREDITED INVESTOR" TO WHICH YOU BELONG.
Accredited Investor (defined in Rule 501 of Regulation D under the Securities Act of 1933 (the "Securities Act")) means:

___________	(a)
a bank as defined in section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity; or

___________	(b)	a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; or
___________	(c)	an insurance company as defined in section 2(13) of the Securities Act; or
___________	(d)	an investment company registered under the Investment Company Act of 1940; or
___________	(e)	a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940; or
___________	(f)	a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; or
___________	(g)
a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, provided that such employee benefit plan has total assets in excess of $5,000,000; or

___________	(h)
an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser or provided that the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons that are Accredited Investors; or

___________	(i)	a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940; or
___________	(j)
an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000; or

___________	(k)	a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer; or
___________	(l)
a natural person with an individual net worth, or joint net worth with that person’s spouse, that exceeds $1,000,000 [For purposes of this item (l), "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Units are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Units.]; or

___________	(m)
a natural person with an individual income in excess of $200,000 in each of the two most recent years and a reasonable expectation of reaching the same income level in the current year [For purposes of this item (m), "income" means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.]; or

___________	(n)
a natural person with joint income with that person’s spouse in excess of $300,000 in each of the two most recent years and a reasonable expectation of reaching the same income level in the current year; or

___________	(o)
a trust, with total assets in excess of $5,000,000, not formed for the specified purpose of acquiring the Units, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act; or

___________	(p)	an entity in which all of the equity owners are accredited investors, as defined in Rule 501 of Regulation D under the Securities Act.
___________	(q)
a natural person qualified to invest in the Units because such person has, either alone or with such person’s representative or representatives, such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of such investment.

For the purposes hereof:

"executive officer" means the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function, or any other person who performs similar policy making function for the issuer. Executive officers of subsidiaries may be deemed executive officers of the issuer if they perform such policy making functions for the issuer.